UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 22, 2006

IOMEGA CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Delaware 1-12333 86-0385884
(State or Other Jurisdiction (Commission (IRS Employer
of Incorporation) File Number) Identification No.)

10955 Vista Sorrento Parkway, San Diego, CA 92130
(Address of Principal Executive Offices) (Zip Code)

(858) 314-7000
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions.

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

(17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

(17 CFR 240.13e-4(c))

SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02.    Departure of Directors or Principle Officers; Election of Directors; Appointment of Principal Officers.

On Wednesday, March 22, 2006, Iomega Corporation's Board of Directors appointed Dan Maurer to serve as a member of the Company's Board. Mr. Maurer is currently Vice President, Marketing at Intuit; previously, he spent more than 25 years in global brand marketing, sales, and general management experience, working for Procter & Gamble, The Campbell Soup Company, and Emmperative, a start-up enterprise software company. The Board has not yet determined what committees Mr. Maurer will serve on. Mr. Maurer’s election to the Board is effective immediately.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 24, 2006

IOMEGA CORPORATION
(Registrant)

By: /s/ Thomas D. Kampfer
Thomas D. Kampfer
President, Chief Operating Officer, and Interim Chief Financial Officer